EXHIBIT 32.1

QUEPASA CORPORATION AND SUBSIDIARIES

Certification Pursuant to 18 U.S.C. Section 1350, As Adopted

Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

I, Robert B. Stearns, the Chairman and Chief Executive Officer of Quepasa Corporation (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	This Annual Report on Form 10-KSB of the Company for the fiscal period ended December 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 17, 2007		/s/ Robert B. Stearns
	Name:	Robert B. Stearns
	Title:	Chairman and Chief Executive Officer